COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

Assets pledged as collateral

Kyocera’s investment in Kagoshima Mega Solar Power Corporation, which was ¥1,781 million at March 31, 2016 accounted for by the equity method, was pledged as collateral for loans of ¥19,490 million from financial institutions of Kagoshima Mega Solar Power Corporation.

Contractual obligations for the acquisition or construction of property, plant and equipment and lease contracts

As of March 31, 2016, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥12,662 million principally due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥12,876 million, ¥13,644 million and ¥14,290 million for the years ended March 31, 2014, 2015 and 2016, respectively.

The future minimum lease commitments under non-cancelable operating leases as of March 31, 2016 are as follows:

Years ending March 31,	(Yen in millions)
2017	¥6,121
2018	4,220
2019	2,562
2020	1,827
2021	1,152
2022 and thereafter	1,506

¥17,388

Long-term purchase agreements for the supply of raw materials

Between 2005 and 2008, Kyocera entered into four long term purchase agreements (the “LTAs”), principally governed by Michigan law, with Hemlock Semiconductor Corporation and its subsidiary Hemlock Semiconductor, LLC (collectively, “Hemlock”) for the supply of polysilicon material for use in its solar energy business. As of March 31, 2016, there is a remaining balance of ¥175,677 million of polysilicon material to be purchased under the LTAs by December 31, 2020, of which ¥47,694 million is prepaid.

A significant divergence between the market price of polysilicon material and the fixed contract price arose after the LTAs were signed. Because the Chinese government provided subsidies to Chinese polysilicon and solar panel producers, Chinese companies produced polysilicon material and solar panels at a significantly lower price compared to other market participants. As a result, other polysilicon producers reduced their prices, resulting in a significant decrease in polysilicon material and the distortion of the world market for polysilicon. The U.S. government also placed anti-dumping duties on solar panels imported from China. This situation has been prolonged and has had an adverse effect on Kyocera’s solar energy business. In light of these unprecedented circumstances, Kyocera entered into discussions with Hemlock to modify the contract terms including its price and quantity.

However, on April 1, 2015, Hemlock filed a lawsuit against Kyocera in the United States District Court Eastern District of Michigan claiming damages for the alleged anticipatory repudiation of the LTAs by Kyocera. On April 3, 2015, Kyocera sued Hemlock before the Tokyo District Court contending that the LTAs are illegal and unenforceable because of Hemlock’s alleged abuse of a superior position which is prohibited under Japanese Antitrust Law.

The legal proceedings in Michigan and Japan are in process, and accordingly, Kyocera has not ordered the polysilicon material for the amount stated under the LTAs during the year ended December 31, 2015 (“the 2015 amount”), which is ¥26,934 million in total. As the LTAs contain take-or-pay provisions which purport to require Kyocera to pay for quantities of polysilicon material even if they do not take immediate delivery, Hemlock issued an invoice for the amount equal to the difference between the 2015 amount and applicable advanced payment on January 1, 2016. Kyocera did not purchase before February 15, 2016, the due date for payment of this invoice; therefore, Hemlock issued the default notice on February 16, 2016. Kyocera contends that the LTAs are illegal and unenforceable under Japanese Antitrust Law and even if they are enforceable, Kyocera has the right to cure a default by purchasing the 2015 amount within a certain period from the issuance of the default notice. The cure period expires on August 14, 2016. Taking into consideration these conditions, Kyocera has accounted for its rights and obligations under the LTAs, and has recorded ¥26,934 million as other current asset for the 2015 amount and ¥20,639 million as other account payable for the amount equal to the difference between the 2015 amount and applicable advanced payment.

Kyocera subsequently placed an order for purchasing the 2015 amount on June 27, 2016 in order to secure the right to cure the default.

Kyocera considered the polysilicon material of the 2015 amount in its analysis based on lower of cost and net realizable value approach taking into consideration the anticipated selling price of the applicable solar products and concluded no loss was incurred as of March 31, 2016. In addition, Kyocera evaluated whether the obligation to purchase polysilicon material through 2020, assuming delivery, was an adverse obligation or not, and concluded that no loss was incurred as of March 31, 2016.

Kyocera has entered into purchase agreements with a specific supplier other than Hemlock for purchasing polysilicon material used in its solar energy business. Under those agreements, during the year ended March 31, 2016, Kyocera purchased ¥5,906 million and is obligated to purchase ¥5,061 million in total by December 31, 2016.

Environmental matters

AVX corporation (AVX), a U.S. based subsidiary, has been identified by the United States Environmental Protection Agency (EPA), state governmental agencies or other private parties as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or equivalent state or local laws for clean-up and response costs associated with certain sites at which remediation is required with respect to prior contamination. Because CERCLA or such state statutes authorize joint and several liability, the EPA or state regulatory authorities could seek to recover all clean-up costs from any one of the PRPs at a site despite the involvement of other PRPs. At certain sites, financially responsible PRPs other than AVX also are, or have been, involved in site investigation and clean-up activities. AVX believes that liability resulting from these sites will be apportioned between AVX and other PRPs.

To resolve its liability at the sites at which AVX has been named a PRP, AVX has entered into various administrative orders and consent decrees with federal and state regulatory agencies governing the timing and nature of investigation and remediation. As is customary, the orders and decrees regarding sites where the PRPs are not themselves implementing the chosen remedy contain provisions allowing the EPA to reopen the agreement and seek additional amounts from settling PRPs in the event that certain contingencies occur, such as the discovery of significant new information about site conditions.

On October 10, 2012, the EPA, the United States, and the Commonwealth of Massachusetts and AVX announced that they had reached a financial settlement with respect to the EPA’s ongoing clean-up of the New Bedford Harbor in the Commonwealth (the harbor). That agreement is contained in a Supplemental Consent Decree that modifies certain provisions of prior agreements related to clean-up of the harbor, including elimination of the governments’ right to invoke certain reopener provisions in the future. Under the terms of the settlement, AVX was obligated to pay ¥39,643 million ($366.25 million), plus interest computed from August 1, 2012, in three installments over a two-year period for use by the EPA and the Commonwealth to complete the clean-up of the harbor. On May 26, 2015, AVX prepaid the third and final settlement installment of ¥14,894 million ($122.08 million), plus interest of ¥135 million ($1.11 million).

AVX and Kyocera recorded a charge with respect to this matter in the amount of ¥7,900 million ($100 million) for the year ended March 31, 2012, and ¥21,300 million ($266.25 million) for the year ended March 31, 2013, which were included in selling, general and administrative expenses in the consolidated statements of income.

Other than the above matter, Kyocera is involved in various environmental matters and Kyocera currently has certain amount of reserves related to such environmental matters. The amount recorded for identified contingent liabilities is based on estimates. Amounts recorded are reviewed periodically and adjusted to reflect additional legal and technical information that becomes available. The uncertainties about the status of laws, regulations, regulatory actions, technology and information related to individual matters make it difficult to develop an estimate of the reasonably possible aggregate environmental remediation exposure; therefore these costs could differ from our current estimates.

Others

On April 25, 2013, AVX was named as a defendant in a patent infringement case filed in the United States District Court for the District of Delaware captioned Greatbatch, Inc. v AVX Corporation. This case alleged that certain AVX products infringe on one or more of nine Greatbatch patents. On January 26, 2016, the jury returned a verdict in favor of the plaintiff in the first phase of a segmented trial and found damages to Greatbatch in the amount of ¥4,575 million ($37.5 million). AVX is reviewing this initial verdict, consulting with its legal advisors on what action AVX may take in response, and continuing to litigate the rest of the case.

AVX and Kyocera have recorded a liability of ¥4,575 million ($37.5 million) and charged the same amount in selling, general and administrative expenses in the consolidated statements of income for the year ended March 31, 2016.

Kyocera is also subject to various lawsuits and claims which arise in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.